UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2007

Volcano Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52045 (Commission File Number)	33-0928885 (I.R.S. Employer Identification No.)

2870 Kilgore Road Rancho Cordova, California (Address of principal executive offices)		95670 (Zip Code)

(800) 228-4728
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     Results of Operations and Financial Condition.
     On October 9, 2007, Volcano Corporation issued a press release regarding its preliminary financial results for the third quarter ended September 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
     The information in this report under Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.
ITEM 8.01     Other Events.
     On October 9, 2007, Volcano Corporation announced that it would be initiating a public offering, subject to market and other conditions, of 6,000,000 shares of Volcano common stock (plus an over-allotment for 900,000 shares anticipated to be granted to the underwriters) pursuant to its effective shelf registration statement previously filed with the Securities and Exchange Commission.
     A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
99.1 99.2	Press Release issued by Volcano Corporation, dated October 9, 2007. Press Release issued by Volcano Corporation, dated October 9, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcano Corporation
By:	/s/ John T. Dahldorf
John T. Dahldorf
Chief Financial Officer

Date: October 9, 2007

Exhibit Index

Exhibit
Number	Description
99.1 99.2	Press Release issued by Volcano Corporation, dated October 9, 2007. Press Release issued by Volcano Corporation, dated October 9, 2007.